                                  SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                   ATMI, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  (ATMI LOGO)

                                   ATMI, INC.
                                7 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810
                                 (203) 794-1100

                                                                  April 21, 2004

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of ATMI, Inc., which will be held at our corporate offices located at 6 Commerce Drive, Danbury, Connecticut 06810 at 10:00 a.m. on Tuesday, May 25, 2004. On the following pages, you will find the formal Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the annual meeting in person, it is important that your shares are represented and voted at the annual meeting. Accordingly, please date, sign, and return the enclosed proxy card promptly.

     I hope that you will attend the meeting. I look forward to seeing you there.

                                          Sincerely,

                                          /s/ Eugene G. Banucci
                                          --------------------------------------
                                          EUGENE G. BANUCCI
                                          Chief Executive Officer and Chairman
                                          of the Board

                                  (ATMI LOGO)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 25, 2004

To Our Stockholders:

     The 2004 annual meeting of stockholders of ATMI, Inc. (the "Company") will be held at the Company's corporate offices located at 6 Commerce Drive, Danbury, Connecticut on Tuesday, May 25, 2004 at 10:00 a.m. (local time) for the following purposes:

1. To elect two Class I directors for a term expiring at the annual meeting of stockholders in 2007;

2. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only holders of record of common stock (NNM: ATMI) at the close of business on April 12, 2004 are entitled to receive notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.

                                          By order of the Board of Directors,

                                          /s/ Daniel P. Sharkey
                                          --------------------------------------
                                          Daniel P. Sharkey
                                          Secretary

Dated: April 21, 2004
Danbury, Connecticut

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                                  [ATMI LOGO]

                                   ATMI, INC.
                                7 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 2004

                       ---------------------------------

     This proxy statement is being furnished to the holders of common stock (the "Common Stock") of ATMI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's annual meeting of stockholders (the "Annual Meeting"), to be held on May 25, 2004 at the Company's corporate offices located at 6 Commerce Drive, Danbury, Connecticut, and at any adjournments or postponements thereof.

     This proxy statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy, and the Company's 2003 Annual Report to Stockholders are first being mailed or given to stockholders on or about April 21, 2004. As used in this proxy statement, references to the "Company" include references to ATMI, Inc. and to its predecessor registrant, Advanced Technology Materials, Inc.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of Class I directors, the ratification of the Company's independent auditors and any other matters that may properly come before the Annual Meeting. In addition, management will report on the performance of the Company and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

     Only holders of record of Common Stock at the close of business on April 12, 2004, the record date for the Annual Meeting (the "Record Date"), are entitled to receive notice of and to participate in the Annual Meeting. If you were a holder of record of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK?

     Each outstanding share of Common Stock will be entitled to one vote on each matter considered at the Annual Meeting.

WHO CAN ATTEND THE ANNUAL MEETING?

     Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.

     Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the Record Date, 31,157,285 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 15,578,643 votes will be required to establish a quorum.

     Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, your shares of Common Stock will be voted as directed on the proxy card. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - FOR election of the nominated slate of Class I directors (see Proposal No. 1); and

     - FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year ending December 31, 2004 (see Proposal No. 2).

     With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Class I Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of the Class I directors. A properly executed proxy marked "Withhold authority" with respect to the election of one or more Class I directors will not be voted with respect to the nominee for Class I director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Ratification of Appointment of Ernst & Young LLP. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Your broker will have discretionary authority to vote your shares on each of the proposals to be considered at the Annual Meeting, which are both routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" Proposal No. 1 and "FOR" Proposal No. 2. A "broker non-vote" occurs when a broker expressly indicates on a proxy card that it is not voting on a matter. To the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed "votes cast" with respect to that proposal and will have the same effect as an abstention with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to the election of the Class I directors and will have the same effect as a vote against the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

                                STOCK OWNERSHIP

     The following table sets forth certain information known to the Company regarding the beneficial ownership of Common Stock as of the Record Date, by:
(i) each executive officer of the Company named in the Summary Compensation Table on page 8; (ii) each director and nominee for director of the Company;
(iii) each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company; and (iv) all current directors and executive officers of the Company as a group. Except as indicated by footnote, all shares are owned directly. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                                 SHARES
                                                              BENEFICIALLY    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                          OWNED        OF CLASS
---------------------------------------                       ------------    --------
FMR Corp.(2)................................................   4,658,019       14.95%
  82 Devonshire Street
  Boston, Massachusetts 02109
T. Rowe Price Associates, Inc.(3)...........................   3,874,200       12.43%
  100 E. Pratt Street
  Baltimore, Maryland 21202
Wellington Management Company, LLP(4).......................   1,722,940        5.53%
  75 State Street
  Boston, Massachusetts 02109
Eugene G. Banucci(5)........................................     502,148         1.6%
Daniel P. Sharkey(6)........................................     184,052        *
Douglas A. Neugold(7).......................................     178,919        *
Robert S. Hillas(8).........................................      91,459        *
Mark A. Adley(9)............................................      85,995        *
Stephen H. Mahle(10)........................................      59,545        *
C. Douglas Marsh(11)........................................      63,194        *
Michael J. Yomazzo(12)......................................      56,566        *
All current directors and executive officers as a group (8
  persons)(13)..............................................   1,221,878         3.9%

---------------
  * Represents less than 1% of the outstanding Common Stock.

 (1) Except as otherwise noted, the address for all stockholders is c/o ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.

 (2) As reported on Schedule 13G/A, as filed with the Securities and Exchange Commission (the "SEC") on February 17, 2004.

 (3) As reported on Schedule 13G/A, as filed with the SEC on February 13, 2004.

 (4)  As reported on Schedule 13G, as filed with the SEC on February 13, 2004.

 (5) Includes 287,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 10,884 restricted shares issued as of January 2, 2004, and 19,021 shares either owned or issuable upon exercise of options within 60 days of the Record Date by Dr. Banucci's spouse. Dr. Banucci disclaims beneficial ownership of the shares held by his spouse.

 (6) Includes 143,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 5,442 restricted shares issued as of January 2, 2004.

 (7) Includes 170,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 8,163 restricted shares issued as of January 2, 2004.

 (8) Includes 55,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 3,481 phantom stock units (as described below under the heading "Director Compensation"), which are automatically convertible into shares of common stock upon the occurrence of certain specified events, including death or termination of status as a director ("Phantom Stock Units"), 1,701 restricted shares issued as of January 2, 2004, and 10,000 shares owned by the Hillas Family Limited Partnership.

 (9) Includes 74,917 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 3,377 Phantom Stock Units, and 1,701 restricted shares issued as of January 2, 2004

(10) Includes 54,500 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 2,744 Phantom Stock Units, and 1,701 restricted shares issued as of January 2, 2004.

(11) Includes 50,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 2,835 Phantom Stock Units, 1,701 restricted shares issued as of January 2, 2004 and 8,658 shares in a trust which Mr. Marsh, or a member of his immediate family, is a beneficiary.

(12) Includes 50,000 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 3,365 Phantom Stock Units, 1,701 restricted shares issued as of January 2, 2004 and 1,500 shares in a trust which Mr. Yomazzo, or a member of his immediate family, is a beneficiary.

(13) Includes 893,417 shares issuable to executive officers, directors, and their spouses pursuant to options that are exercisable within 60 days of the Record Date, 15,803 Phantom Stock Units, and 32,994 restricted shares issued as of January 2, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file reports of ownership and changes in ownership with the SEC, and to furnish the Company with copies of all such forms they file. Based solely on its review of filings with the SEC, copies of such filings received by the Company, or written representations from certain reporting persons, the Company believes that the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock complied with
Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2003.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors is classified into three classes. The two directors serving in Class I have terms expiring at this Annual Meeting. The Board of Directors has nominated the Class I directors currently serving on the Board of Directors, Robert S. Hillas and Michael J. Yomazzo, for election to serve as Class I directors of the Company for a three-year term expiring at the Company's annual meeting of stockholders in 2007, and until their successors are duly elected and qualified, or until their earlier resignation, death, or removal. Each of the nominees has indicated a willingness to serve as a director, but if for any reason any nominee should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the Board of

Directors does not expect, a different person designated by the Board of Directors may be nominated in his stead.

CLASS I DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2007

     The following table sets forth information regarding the nominees for re-election as Class I Directors:

NAME                                                          AGE   POSITION
----                                                          ---   --------
Robert S. Hillas............................................  55    Director
Michael J. Yomazzo..........................................  61    Director

     ROBERT S. HILLAS has served as a director of the Company since 1987. From April 1998 to March 2003, Mr. Hillas was the President, Chief Executive Officer, and Chairman of the Board of Envirogen, Inc., an environmental systems and services company. From 1993 to April 1998, Mr. Hillas served as a Managing Director of E.M. Warburg, Pincus & Co. LLC, a venture banking and asset management firm.

     MICHAEL J. YOMAZZO has served as a director of the Company since April 2000. From January 1, 1999 to January 2004, Mr. Yomazzo was the Vice Chairman of the Board of Directors of Photronics, Inc., a manufacturer of photomasks, which are photographic quartz plates containing microscopic images of electronic circuits which are used in the manufacture of semiconductors, and had been a member of that Board since 1977. Mr. Yomazzo served as Chief Executive Officer of Photronics from August 1997 until December 1998 and as President from January 1994 until December 1998.

CONTINUING DIRECTORS

     The following table holds information regarding directors whose terms continue after the Annual Meeting. The terms for Directors in Class II expire at the 2005 Annual Meeting of Stockholders of the Company, and the terms for Directors in Class III expire at the 2006 Annual Meeting of Stockholders of the Company.

NAME                                 AGE   CLASS   POSITION
----                                 ---   -----   --------
Mark A. Adley......................  44      II    Director
Eugene G. Banucci..................  60      II    Chief Executive Officer, Chairman
                                                   of the Board and Director
Stephen H. Mahle...................  58     III    Director
C. Douglas Marsh...................  58     III    Director
Douglas A. Neugold.................  45     III    President, Chief Operating Officer

CLASS II DIRECTORS -- TERMS EXPIRING IN 2005

     MARK A. ADLEY has served as a director of the Company since 1991. Since March 2002, Mr. Adley has been a Managing Director of Mergers & Acquisitions at Banc of America Securities. From 1996 to 2001, Mr. Adley was a Managing Director at Credit Suisse First Boston Corporation, an investment banking firm, where he was a Director from 1994 to 1996.

     EUGENE G. BANUCCI, PH.D., a founder of the Company, has served as Chief Executive Officer, Chairman of the Board and Director since 1986. Previously, Dr. Banucci served in a variety of executive and managerial positions, including serving as President from 1986 to April 2000. From 1984 to 1986, Dr. Banucci was a director of American Cyanamid Company's Chemical Research Division, with responsibility for the research, development, and technical service activities of the Chemicals Group.

CLASS III DIRECTORS -- TERMS EXPIRING IN 2006

     STEPHEN H. MAHLE has served as a director of the Company since 1996. Since January 1998, Mr. Mahle has been Senior Vice President of Medtronic, Inc., a medical device manufacturer, and President of its cardiac rhythm management business. From 1995 to 1997, Mr. Mahle was President of the Brady Pacing Business, a division of Medtronic, Inc. From 1989 to 1995, Mr. Mahle served as Vice President and General Manager of the Brady Pacing Business.

     C. DOUGLAS MARSH has served as a director of the Company since April 2000. From July 1998 to April 2004, Mr. Marsh was the Vice President, Business Integration, U.S. Investor Relations of ASM Lithography Holding NV, a seller of photolithography equipment to the semiconductor industry. From 1991 to July 1998, Mr. Marsh served as Vice President, Worldwide Sales and President, U.S. Operations at ASM Lithography.

     DOUGLAS A. NEUGOLD has served as President since May 2000 and as a director since August 2003. Until his appointment as President, Mr. Neugold served as Executive Vice President of the ATMI Materials segment since February 1999. In January 1998, Mr. Neugold joined ATMI as Vice President of the NovaSource division, and since July 1998, served as President of that division. Previously, Mr. Neugold served in a variety of executive and managerial positions with the Electronic Materials Division of Johnson Matthey. From 1995 to 1997, he served as Vice President, and later as President of the Semiconductor Packages business. From 1993 to 1995, Mr. Neugold served as Director of Asian Operations, and before that served in a variety of business and marketing management positions focused on semiconductor technology.

CORPORATE GOVERNANCE

WHO ARE THE CURRENT MEMBERS OF THE BOARD AND EACH COMMITTEE OF THE BOARD?

                                                                           NOMINATING AND
                                               AUDIT     COMPENSATION   CORPORATE GOVERNANCE
DIRECTOR                                     COMMITTEE    COMMITTEE          COMMITTEE
--------                                     ---------   ------------   --------------------
Mark A. Adley..............................      *             *
Eugene G. Banucci..........................
Robert S. Hillas...........................     **                                *
Stephen H. Mahle...........................                   **
C. Douglas Marsh...........................                    *                  *
Douglas A. Neugold.........................
Michael J. Yomazzo.........................      *                               **

---------------
  * Member

 ** Chairman

WHAT IS THE ROLE OF EACH COMMITTEE?

     The Board of Directors has a standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act, Compensation Committee and Nominating and Corporate Governance Committee.

     Audit Committee. The functions and responsibilities of the Audit Committee are described in the written charter attached as Appendix A hereto and are described in more detail below under the heading "Report of the Audit Committee." All of the members of the Audit Committee are independent within the meaning of SEC regulations and the listing standards of the National Association of Securities Dealers. In addition, the Board has determined that each member of the Audit Committee is financially literate and that each of Mark
A. Adley, Robert S. Hillas and Michael J. Yomazzo is considered an "audit committee financial expert" as defined in Item 401(h)(2) of Regulation S-K as promulgated by the SEC and "independent" as defined in Item 7(d)(3)(iv) of
Schedule 14A under the Exchange Act. The Audit Committee met three times in person during 2003, in addition to holding eight telephonic meetings to review the Company's quarterly results.

     Compensation Committee. The Compensation Committee is responsible for reviewing the Company's compensation policies and practices and compensation of senior officers of the Company. The Compensation Committee is also responsible for administering the Company's 1987, 1995, 1997, 1998, 2000, and 2003 Stock

Plans, including approving the grant of stock options thereunder. The Compensation Committee met three times in person and twice by telephone during 2003.

     Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee is responsible for (1) identifying individuals who are qualified to become Board members, (2) selecting, or recommending that the Board select, the composition of the committees of the Board, (3) monitoring a process to assess Board effectiveness and (4) developing and recommending to the Board the Company's corporate governance guidelines and principles. The Nominating & Corporate Governance Committee does not presently operate under a written charter; however, the members of the committee are in the process of developing a charter and expect to adopt one in the near future. All of the members of the Nominating & Corporate Governance Committee are independent within in the meaning of the listing standards of the National Association of Securities Dealers. The Nominating & Corporate Governance Committee met five times during 2003.

WHO IS THE BOARD'S PRESIDING INDEPENDENT DIRECTOR?

     During 2003, Michael J. Yomazzo was appointed as the lead independent director of the Board of Directors. In this role, Mr. Yomazzo acts as the chairman when the independent members of the Board of Directors are meeting in executive sessions, and leads the deliberations of the Board's independent directors on topics such as corporate governance and independence.

IS THERE A PROCESS IN PLACE FOR NOMINATING DIRECTORS?

     Historically, the Company has not been presented with a nominee for director by any of its stockholders and accordingly, the Nominating & Corporate Governance Committee does not have a formal process in place for nominating directors but is actively in the process of developing one and expects to adopt such a process in the near future. Nevertheless, the Nominating & Corporate Governance Committee would consider qualified nominees recommended by the stockholders in accordance with the procedures set forth in the Company's Bylaws. Absent special circumstances, the Nominating & Corporate Governance Committee will continue to nominate qualified incumbent directors whom the Nominating & Corporate Governance Committee believes will continue to make an important contribution to the Board. The Nominating & Corporate Governance Committee generally will require that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing the Company.

HOW CAN STOCKHOLDERS COMMUNICATE WITH THE BOARD?

     Stockholders may contact any of the Company's directors (including the Presiding Independent Director) by writing to them at ATMI, Inc., 6 Commerce Drive, Danbury, Connecticut 06810. Historically, the Board has not received stockholder communications and therefore, the Board does not have a formal process in place for handling such communications; however, the Board is actively evaluating such a process and expects to adopt one in the near future.

DO MEMBERS OF THE BOARD ATTEND THE ANNUAL MEETING?

     It has been the longstanding practice of the Company for all directors to attend the Annual Meeting. All directors who were elected to the Board at the last Annual Meeting were in attendance.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2003?

     The Board of Directors held six meetings in person during 2003, in addition to three telephonic meetings during 2003. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and
(ii) the total number of meetings held by all committees of the Board on which such director served.

HOW ARE DIRECTORS COMPENSATED?

     Non-Employee Directors' Deferred Compensation Program. The Company's outside directors do not receive any cash compensation for serving on the Board of Directors or any committee thereof, but do participate in the Company's Non-Employee Directors' Deferred Compensation Program (the "Program"). Under the Program, established in 2001, each outside director defers receipt of all retainers and meeting fees on a quarterly basis into individual "phantom stock accounts," established at the point of deferral, equivalent to phantom shares of the Company's Common Stock valued at each quarter-end closing price. Each outside Director receives $1,250 worth of phantom stock units per quarter as a retainer, phantom stock units worth $1,000 per Board meeting, and $500 per committee meeting attended. The phantom shares are exchangeable into shares of Common Stock upon the occurrence of certain specified events, including the death of the Director, or termination of his status as a Director. The outside Directors are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors and any committee thereof.

     Options. The Company has also made grants of stock options to its outside directors as follows:

DIRECTOR                                 DATE OF GRANT   NUMBER OF OPTIONS   EXERCISE PRICE
--------                                 -------------   -----------------   --------------
Mark A. Adley..........................  May 1995             22,500             $ 8.50
                                         January 1998         25,500             $24.25
                                         April 2000            5,000             $40.13
                                         May 2000             25,000             $37.63
                                         May 2003              2,917             $19.83
Robert S. Hillas.......................  December 1994        22,500             $ 5.50
                                         January 1998         25,000             $24.25
                                         May 2000             25,000             $37.63
                                         January 2002          5,000             $23.85
                                         January 2003          5,000             $18.52
Stephen H. Mahle.......................  March 1996           22,500             $10.50
                                         January 1998          2,000             $24.25
                                         May 2000             25,000             $37.63
                                         January 2002          5,000             $23.85
                                         January 2003          5,000             $18.52
C. Douglas Marsh.......................  April 2000           50,000             $45.63
                                         January 2002          5,000             $23.85
                                         January 2003          5,000             $18.52
Michael J. Yomazzo.....................  April 2000           50,000             $45.63
                                         January 2002          5,000             $23.85
                                         January 2003          5,000             $18.52

     In each case, the options were granted in consideration of future services on the Board of Directors and the exercise price was equal to the fair market value of the Common Stock on the date of grant. All options granted were subject to certain vesting provisions.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the Company's executive officers (other than Eugene G. Banucci, for whom information is set forth under Class II Directors and Douglas A. Neugold, for whom information is set forth under Class III Directors, above):

NAME                                        AGE   POSITION
----                                        ---   --------
Daniel P. Sharkey.........................  47    Vice President, Chief Financial Officer,
                                                  Treasurer, and Secretary

     DANIEL P. SHARKEY has served as Chief Financial Officer since joining ATMI in 1990, as Vice President and Treasurer since 1993, and as Secretary since 2004. From 1987 to 1990, Mr. Sharkey was Vice President of Finance and Administration for Adage, Inc., a manufacturer of high-performance computer graphics terminals. From 1983 to 1987, Mr. Sharkey was Corporate Controller for CGX Corporation. Prior thereto, Mr. Sharkey served as an Audit Supervisor for KPMG.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the compensation paid by the Company for the years ended December 31, 2003, 2002, and 2001 to the Company's Chief Executive Officer and both of the Company's other executive officers (together, the "Named Executive Officers") for services in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                      ANNUAL         ------------
                                                   COMPENSATION       SECURITIES
                                        FISCAL   -----------------    UNDERLYING        ALL OTHER
NAME & PRINCIPAL POSITION                YEAR    SALARY($)   BONUS    OPTIONS(#)    COMPENSATION($)(1)
-------------------------               ------   ---------   -----   ------------   ------------------
Eugene G. Banucci.....................   2003     410,558      --       60,000            10,472
  Chief Executive Officer, Chairman      2002     373,731      --       50,000             8,610
  of the Board and Director              2001     375,962      --       75,000             8,520
Douglas A. Neugold....................   2003     310,693      --       60,000             7,500
  President and Chief Operating          2002     279,769      --       40,000             6,750
  Officer                                2001     290,577      --       55,000             6,750
Daniel P. Sharkey.....................   2003     225,962      --       30,000             6,687
  Vice President, Chief Financial        2002     204,839      --       20,000             6,522
  Officer, Treasurer, and Secretary      2001     213,077      --       25,000             6,112

---------------

(1) Represents premiums paid for life insurance and long-term disability policies of which the Company is not the beneficiary, flexible spending contributions toward health care costs not covered by Company plans, and the ATMI 401(k) Profit Sharing Plan Company match received by the executive in that year.

OPTION GRANTS

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the year ended December 31, 2003.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUES AT ASSUMED
                            NUMBER OF      PERCENTAGE                               ANNUAL RATES OF STOCK
                            SECURITIES      OF TOTAL                                 PRICE APPRECIATION
                            UNDERLYING   OPTIONS GRANTED   EXERCISE                  FOR OPTION TERM(2)
                             OPTIONS      TO EMPLOYEES     PRICE PER   EXPIRATION   ---------------------
NAME                        GRANTED(1)   IN FISCAL 2003      SHARE        DATE         5%         10%
----                        ----------   ---------------   ---------   ----------   --------   ----------
Eugene G. Banucci.........    60,000          6.59%         $18.52      1/02/13     $698,828   $1,770,967
Douglas A. Neugold........    60,000          6.59%         $18.52      1/02/13     $698,828   $1,770,967
Daniel P. Sharkey.........    30,000          3.29%         $18.52      1/02/13     $349,414   $  885,483

---------------

(1) Options granted vest ratably over five years on each of the first five anniversary dates of the grant date.

(2) The potential realizable value is the pre-tax gain that an option holder would realize at the time of the option expiration date, if (a) he or she exercised all of the options on their expiration date, and (b) the Company's stock price grew between the date of grant and the exercise date at the annual rate assumed in the column. This pre-tax gain is calculated by multiplying the number of options by the difference between the assumed stock price on the option expiration date and the option exercise price. The hypothetical values reflected in this table represent assumed rates of appreciation only; these assumed rates are set by SEC rules and, therefore, are not intended to forecast future price appreciation, if any, of the Company's common stock. Actual gains, if any, on stock option exercises and common stock holdings are dependent on, among other factors, the future performance of the common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

OPTION EXERCISES AND VALUES FOR FISCAL 2003

     The following table sets forth information concerning option exercises and option holdings as of December 31, 2003 with respect to the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES                            DECEMBER 31, 2003                 DECEMBER 31, 2003(1)
                         ACQUIRED ON      VALUE      ---------------------------------   ---------------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                     -----------   -----------   --------------   ----------------   --------------   ----------------
Eugene G. Banucci......     6,000       $ 86,520        230,000           175,000           $773,275          $504,600
Douglas A. Neugold.....        --             --        115,000           153,000           $342,775          $215,100
Daniel P. Sharkey......    22,500       $545,565        116,000            79,000           $154,520          $486,760

---------------

(1) Based on $23.21 per share, the fair market value of the Company's Common Stock as of December 31, 2003, minus the exercise price per share of the options.

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with Eugene G. Banucci and Daniel P. Sharkey, effective October 10, 1997, and Douglas A. Neugold, effective April 26, 2000. Pursuant to the agreements, Dr. Banucci will act as Chief Executive Officer and Chairman of the Board of the Company, Mr. Neugold will act as President of the Company, and Mr. Sharkey will act as Vice President, Chief Financial Officer and Treasurer of the Company, for certain annual base salaries. Salaries are subject to increase from time to time to take into account appropriate cost of living adjustments and general compensation increases based on performance, at the discretion of the Board of Directors. Each employee will also be eligible to receive additional compensation, including awards of performance bonuses at levels commensurate with other employees of the Company of equivalent position and grants of employee stock options, in each case in the discretion of the Compensation Committee of the Board of Directors.

     The employment agreements each were for an initial term of two years, after which employment continues at will, subject to the terms of the agreements. Each of the employment agreements expires on the earliest to occur of (i) the death of the employee, (ii) the termination of the agreement by the Company because of the incapacity of the employee, (iii) the termination of the agreement by the Company with or without cause, or (iv) the termination of the agreement by the employee for just cause. Under the terms of the agreements, if the Company terminates the employee without cause, or if the employee terminates the agreement for just cause, the Company will pay the employee his annual base salary then in effect for a period of 18 months after termination in the case of Dr. Banucci, for a period of 12 months after termination in the case of Mr. Neugold, and for a period of nine months after termination in the case of Mr. Sharkey. The Company will also provide the employee during such period with medical, dental, life, and disability insurance benefits on the same basis the Company would have provided the employee the benefits during such period had he continued to be an employee of the Company.

     The employment agreements also provide that any termination associated with a change in control of the Company (including resignation by the employee for just cause, such as a significant decrease in the employee's duties or authority) would result in the acceleration of vesting of options granted to them. In addition, the employees would be entitled to any bonuses under any bonus plans then in effect as if fully earned. Benefits payable under the agreements upon a change in control may subject the employee to an excise tax as "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. The Company will reimburse the employee for all excise taxes paid, but the reimbursement will constitute an excess parachute payment and will be subject to further excise tax. Such further excise tax will trigger further reimbursement by the Company. The Company will not be allowed to take a deduction for federal income tax purposes for the excess parachute payments.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between any of the Company's executive officers, members of the Company's Board of Directors, or Compensation Committee and any other company's executive officers, Board of Directors, or compensation committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

     The Compensation Committee, which is composed of independent directors of the Company, is responsible for administering the Company's executive compensation program and reviewing and making recommendations to the Board of Directors with respect to the compensation of executive officers and other senior management, and the Company's overall compensation policy. In connection with such responsibilities, the Compensation Committee has authority to administer the Company's 1987, 1995, 1997, 1998, 2000, and 2003 Stock Plans, including the approving the grant of stock options and other awards thereunder. All other actions of the Compensation Committee are subject to the approval of the Board of Directors.

     The Company's executive compensation program is intended to attract and retain talented executives and senior management by offering competitive compensation opportunities. Furthermore, the Company's compensation program is designed to motivate and reward high-performing individuals based on variable compensation tied to overall corporate, separate business unit, individual performance, and the creation of stockholder value. The Company's philosophy is that the combination of performance-based and stock-based compensation serves to maximize annual and long-term results and, ultimately, stockholder value. The components of the Company's executive compensation program include base salary, annual cash incentives, long-term stock option and restricted stock incentives. The Compensation Committee has discretion as to the composition and components awarded in a particular year to each executive officer.

Components of Executive Compensation

     Base Salary. The Compensation Committee annually reviews senior officers' base salaries. The Compensation Committee evaluates management's recommendations based on the results achieved by each senior officer relative to the assigned goals of the recently completed year, as well as competitive salary practices of other similar companies.

     Annual Incentives. Annual incentives are designed to provide senior officers with a potential cash award based on the achievement of annual financial and operating objectives. These objectives and potential award amounts are approved by the Compensation Committee and the Board of Directors on an annual basis in advance, and are based upon operating plans approved by the Board of Directors. The Compensation Committee approves specific objectives for each senior officer. In 2003, these objectives included the performance of business divisions, the achievement of budgeted financial performance, and the successful completion of certain management objectives and strategic transactions. Based on the financial performance of the Company, no cash bonuses were awarded to the senior executive officers for 2003.

     Long-term Incentives. The Compensation Committee may also recommend to the Board of Directors the grant to senior officers of stock options and restricted stock under the Company's 1995, 1997, 1998, 2000, and 2003 Stock Plans. These options and restricted stock awards, which vest over time, are awarded to senior officers based on their continued contribution to the Company's achievement of financial and operating objectives. These awards are designed to align the interests of the Company's senior officers with the interests of the Company's stockholders, and to motivate the Company's senior officers to remain focused on the overall long-term performance of the Company. In 2003, executive officers received grants of non-qualified stock options. These options were granted at the fair market value of the Common Stock on the date of grant. The options become exercisable over a five-year period, and have a ten-year term. In determining the number of stock options granted to executive officers, the Compensation Committee took into account position levels, individual performance, and the number of shares available for issuance under the Company's 1995, 1997, 1998, 2000, and 2003 Stock Plans.

  Chief Executive Officer Compensation

     During 2003, the Company's Chief Executive Officer, Eugene G. Banucci, participated in the same executive compensation program provided to other executive officers of the Company as described above. In determining adjustments to Dr. Banucci's base salary, the Compensation Committee considers market rates of compensation paid to chief executive officers of comparable companies, the Company's financial performance, and the fulfillment of a series of objectives during the previous fiscal year established jointly at the beginning of the year by the Compensation Committee and the Chief Executive Officer. The objectives used to determine base salary for fiscal 2003 consisted of organization and strategy development, merger and acquisition activity, and certain financial objectives. Over the course of 2003, Dr. Banucci received a base salary of $410,558, which represented a 9.9% increase over his base salary in 2002. In December 2003, based upon the Company's financial performance during 2003, the Compensation Committee authorized no cash bonus for 2003. On January 1, 2003, Dr. Banucci was granted non-qualified stock options to purchase 60,000 shares of Common Stock at an exercise price of $18.52 per share, which was the fair market value of the Common Stock on the date of the grant. The options become exercisable over a five-year period and have a ten-year term.

                                          Stephen H. Mahle, Chairman
                                          Mark A. Adley
                                          C. Douglas Marsh

Stock Performance Graph

     The following graph compares the cumulative total stockholder return on the Company's Common Stock with the return on the Total Return Index for the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Stock Index. The measurement assumes a $100 investment as of December 31, 1998 with all dividends reinvested. The data presented are on an annual basis for the five years ended on December 31, 2003.

                            STOCK PERFORMANCE GRAPH

                           [STOCK PERFORMANCE GRAPH]

                                         NASDAQ
                             NASDAQ    ELECTRONIC
                              STOCK    COMPONENTS
           DATE     ATMI     MARKET      INDEX
         --------  -------   -------   ----------
         12/31/98  $100.00   $100.00    $100.00
         12/31/99  $130.93   $185.43    $185.99
         12/31/00  $ 77.23   $111.83    $152.85
         12/31/01  $ 94.46   $ 88.76    $104.43
         12/31/02  $ 73.35   $ 61.37    $ 55.92
         12/31/03  $ 91.92   $ 91.75    $107.60

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no relationships or related transactions in fiscal year 2003 which are required by law to be disclosed in this proxy statement.

                         REPORT OF THE AUDIT COMMITTEE

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     Pursuant to the charter of the Audit Committee, a copy of which is attached as Appendix A, the responsibilities of the Audit Committee fall within four broad categories:

     - Audit Process. The Audit Committee reviews the coordination of the audit effort between management and the independent auditors, and the audit scope and plan of the independent auditors. It appoints the independent auditors, reviews their fees, and approves any change in independent auditors. It obtains from the independent auditors a written statement concerning their independence and reviews their independence.

     - Financial Reporting. The Audit Committee reviews the independent auditors' report and opinion on the Company's financial statements, and reviews with management the financial statements; it recommends approval of the financial statements to the Board of Directors. It reviews the independent auditors' summary of significant accounting, auditing, and internal control issues and other matters related to the conduct of the audit. It reviews with management and the independent auditors accounting policy changes and new accounting or reporting standards. It reviews with the independent auditors their judgments about the quality and appropriateness, not just the acceptability, of the Company's accounting principles and estimates. The Audit Committee, or the Chairman of the Committee, reviews with management and the independent auditors the Company's interim financial statements.

     - Internal Controls. The Audit Committee reviews with management and the independent auditors the adequacy of the Company's system of internal accounting controls, and reviews reports from management summarizing findings and the resolution of previously reported control issues. It also reviews any significant risks or exposures.

     - Complaints and Procedures. The Audit Committee establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and reviews calls to an ethics hotline to address any such complaints or concerns.

     - Other Matters. The Audit Committee monitors compliance with regulatory matters. It reviews the Audit Committee charter on an annual basis. It meets with management and the independent auditors at least annually in separate executive sessions.

     Please refer to the Audit Committee charter in Appendix A for a more comprehensive description of the role and responsibilities of the Audit Committee.

     In connection with its duties, the Audit Committee has taken the following actions:

     - It has reviewed and discussed the consolidated audited financial statements with management, which has responsibility for the preparation of the financial statements in accordance with generally accepted accounting principles.

     - It has discussed with the independent auditors, which are responsible for expressing an opinion on the financial statements in accordance with generally accepted auditing standards, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

     - It has received from the independent auditors the written disclosures describing any relationships between the independent auditors and the Company, and the letter confirming their independence required by Independence Standards, Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors matters relating to their independence.

     - It has reviewed fees paid to the independent auditors for audit services, as compared with fees paid for other services rendered by the independent auditors, discussed the effect of fees paid for other services on the auditors' independence, and determined that such fees do not impair the independence of the auditors.

     Based on its review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

                                          Robert S. Hillas, Chairman
                                          Mark A. Adley
                                          Michael J. Yomazzo

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, and has determined that it would be desirable to request that the stockholders ratify such appointment. Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 2003, and has reported on the Company's consolidated financial statements for such year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

     While stockholder ratification is not required for the appointment of Ernst & Young LLP, since the Audit Committee of the Board of Directors has the responsibility for appointing the Company's independent auditors, the appointment is being submitted for ratification at the Annual Meeting with a view toward soliciting the stockholders' opinions, which the Audit Committee of the Board of Directors will take into consideration in future deliberations.

FEES TO INDEPENDENT AUDITORS FOR FISCAL 2003 AND 2002

     The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company's consolidated financial statements for fiscal 2003 and fiscal 2002 and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young LLP for fiscal 2003 and fiscal 2002. In accordance with applicable policy, all services rendered by Ernst & Young LLP, after the provision of services under the "de minimis" safe harbor, were approved by the Audit Committee.

                                                             FISCAL 2003   FISCAL 2002
                                                             -----------   -----------
                                                                  (IN THOUSANDS)
(1) Audit fees(a)..........................................     $508          $508
(2) Audit-related fees(b)..................................     $ 18          $ 38
(3) Tax fees(c)............................................     $291          $405
(4) All other fees(d)......................................     $ 12          $  0
                                                                ----          ----
     Total.................................................     $829          $951
                                                                ====          ====

---------------
(a) For the audit of ATMI's annual financial statements, the reviews of the financial statements included in ATMI's reports on Form 10-Q, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) For assurance and related services that are related to the performance of the audit or review of the Company's financial statements, other than the fees disclosed in the foregoing paragraph. These fees related primarily to audits of the 401(k) plan and internal controls reviews.

(c)  For tax compliance, tax advice, and tax planning.

(d) For assistance with planning associated with Section 404 of the Sarbanes-Oxley Act.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

     Under the Audit and Non-Audit Services Pre-Approval Policy, as adopted by the Audit Committee in 2003, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors. The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditors. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

     In the fourth quarter of each year, the Audit Committee is asked to pre-approve the engagement of the independent auditors, and the projected fees, for audit services, audit-related services (assurance and related services that are reasonably related to the performance of the auditor's review of the financial statements or that are traditionally performed by the independent auditors) and tax services (such as tax compliance, tax planning and tax advice) for the following year.

     The fee amounts approved at such fourth quarter meeting are updated to the extent necessary at the regularly scheduled meetings of the Audit Committee in the following year. Additional pre-approval is required before actual fees for any service can exceed the originally pre-approved amount.

     If the Company wants to engage the independent auditors for other services, that are not considered subject to general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees. Additional pre-approval is required before any fees can exceed those fees approved for any such specifically-approved services.

     If the Company wishes to engage the independent auditors for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. If the timing of the project requires an expedited decision, then the Company may ask the Chairman of the Audit Committee to pre-approve such engagement. Any such pre-approval by the Chairman is then reported to the other Committee members at the next

Committee meeting. In any event, pre-approval of any engagement by the Audit Committee or the Chairman of the Audit Committee is required before the independent auditors may commence any engagement.

     In 2003, there were no fees paid to Ernst & Young LLP under a "de minimis" exception to the rules that waives pre-approval for certain non-audit services.

     The Audit Committee monitored the activities and performance of Ernst & Young LLP, including the audit scope, audit fees, auditor independence matters, and the extent to which Ernst & Young LLP was retained to perform non-audit services. In its review of non-audit service fees, the Audit Committee considered, among other things, the possible effect of the performance of such services on Ernst & Young LLP's independence. After discussion with management and Ernst & Young LLP, the Audit Committee considers the audit and non-audit services provided by Ernst & Young LLP to have been consistent with maintaining its independence.

WILL REPRESENTATIVES OF ERNST & YOUNG LLP BE PRESENT AT THE ANNUAL MEETING?

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the Annual Meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

                             ADDITIONAL INFORMATION

     "Householding" of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.

     Advance Notice Procedures. Under our bylaws, any stockholder of record of the Company may nominate candidates for election to the Board of Directors, or present other business at an annual meeting, if a written notice is delivered to the Secretary of the Company at the Company's principal executive offices not less than 60 days, nor more than 90 days, prior to the first anniversary of the preceding year's annual meeting -- that is, with respect to the annual meeting of stockholders in 2005, between February 24 and March 26, 2005. Such written notice must set forth:

     - As to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

     - As to any other business to be brought before the meeting: (a) a brief description of the business; (b) the reasons for conducting such business; and (c) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and as to the stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder and such beneficial owner; and (ii) the number of shares of Common Stock that are held of record by such stockholder, and owned beneficially by such beneficial owner.

     These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

     Stockholder Proposals for the 2005 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Company no later than December 23, 2004. Proposals should be sent to Investor Relations, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                                                      APPENDIX A

                                   ATMI, INC.

                            AUDIT COMMITTEE CHARTER

THE PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee is to represent and assist the Board of Directors in its general oversight of the Company's accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (a) the preparation, presentation and integrity of the company's financial statements; (b) accounting and financial reporting principles; and (c) the company's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditors, as set forth in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the independent auditors on the basis of the information it receives, discussions with the independent auditors, and the experience of the Committee's members in business, financial and accounting matters.

MEMBERSHIP

     The Audit Committee is comprised of at least three directors determined by the Board of Directors to meet the independence and financial literacy requirements of The NASDAQ Stock Market, Inc. ("NASDAQ") and applicable federal law. Appointment to the Committee, including the designation of the Chair of the Committee and the designation of any Committee members as "audit committee financial experts", shall be made on an annual basis by the full Board upon recommendation of the Nominating and Corporate Governance Committee.

RESPONSIBILITIES

     The Audit Committee:

     - Is directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditors. The independent auditors shall report directly to the Audit Committee.

     - Shall obtain and review, at least annually, a report by the independent auditors describing: (a) the firm's internal quality-control procedure;
       (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     - Reviews and discusses the written statement from the independent auditor concerning any relationship between the independent auditors and the company or any other relationships that may adversely affect the independence of the independent auditors, and, based on such review, assesses the independence of the auditor.

     - Establishes policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditors, with exceptions provided for de minimis amounts under certain circumstances as described by law. The Committee may delegate pre-approval authority to a member of the

       Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

     - Reviews and discusses with the independent auditors: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit;
       (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditors' procedures with respect to interim periods.

     - Reviews and discusses reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditors and management.

     - Reviews with the independent auditors its judgments as to the quality, not just the acceptability, of the company's accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

     - Discusses with management and the independent auditors quarterly earnings press releases, including the interim financial information, reviews the quarterly financial statements, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to the filing of the Company's Quarterly Report on Form 10-Q, reviews the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year.

     - Reviews and discusses with management and the independent auditors various topics and events that may have significant financial impact on the company or that are the subject of discussions between management and the independent auditors.

     - Reviews and discusses with management the company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Reviews and has prior-approval authority for related-party transactions (as defined in the relevant NASDAQ requirements).

     - Reviews and discusses with management and the independent auditors: (a) the adequacy and effectiveness of the company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditors or management); (b) the company's internal audit procedures; and (c) the adequacy and effectiveness of the company's disclosure controls and procedures, and management reports thereon.

     - Reviews the use of auditors other than the independent auditors in cases such as management's request for second opinions.

     - Establishes procedures for the receipts, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     - Establishes policies for the hiring of employees and former employees of the independent auditors.

     - Publishes the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

     - Reviews periodically the Company's program for monitoring compliance with the ATMI Securities Trading Policy and the Foreign Corrupt Practices Act of 1977, including violations of such policy or act.

     - Reviews the Company's legal compliance programs and policies, and reports received from regulatory agencies; monitoring the results of compliance efforts.

     - Reviews periodically the Company's code of ethics that applies to all of its directors, officers and employees, monitoring the results of compliance efforts.

     - When appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

     The Audit Committee will engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommends any changes to the full Board.

     The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

     The Audit Committee shall meet at such times and places as the Audit Committee shall determine. The Audit Committee shall meet in executive session with the independent auditors and management periodically. The Chairman of the Audit Committee shall report on Audit Committee activities to the full Board.

     The Chairman of the Audit Committee is to be contacted directly by independent auditors (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Audit Committee.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                ON MAY 25, 2004

     The undersigned stockholder of ATMI, Inc. (the "Company") hereby revokes all prior proxies and hereby appoints each of Eugene G. Banucci and Daniel P. Sharkey as a proxy for the undersigned, each with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Company's annual meeting of stockholders for the fiscal year ended December 31, 2003, to be held at ATMI, Inc., 6 Commerce Drive, Danbury, Connecticut 06810, on May 25, 2004, at 10:00 a.m., local time, and at any adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1.   ELECTION OF DIRECTORS: To elect the nominees listed below to the board of directors for the term set forth in Proposal No. 1 of the Proxy Statement:

     FOR THE NOMINEES LISTED BELOW                      WITHHOLD AUTHORITY
     (except as marked to the contrary below)  [ ]      to vote for the nominee listed below  [ ]

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
     NAME IN THE LIST BELOW.)

     Robert S. Hillas                                [ ]
     Michael J. Yomazzo                              [ ]

2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: To ratify the appointment of Ernst & Young
     LLP as the Company's independent auditors for the fiscal year ending December 31, 2004:

                    FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

                                SEE REVERSE SIDE
          CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company's 2003 Annual Report to stockholders accompanying the same is hereby acknowledged.

     PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

           [ ]  MARK HERE FOR ADDRESS CHANGE, AND NOTE AT LEFT BELOW.

                                          Dated: ------------------------- ,
                                          2004

                                          --------------------------------------
                                          (Signature of Stockholder)

                                          --------------------------------------
                                          (Signature of Stockholder)

                                          Please sign exactly as your name(s)
                                          appears on your stock certificate. If
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please indicate the capacity in which
                                          signing. When signing as joint
                                          tenants, all parties to the joint
                                          tenancy must sign. When the proxy is
                                          given by a corporation, it should be
                                          signed by an authorized officer.